KELLOGG COMPANY

Exhibit 21.01

North America

Kellogg Company Subsidiaries

•	Argkel, Inc. – Delaware (DORMANT)

•	Canada Holding LLC – Delaware

•	CC Real Estate Holdings, LLC

•	Kashi Company – California

•	Keebler USA, Inc. – Delaware

•	Kellogg Asia Inc. – Delaware (DORMANT)

•	Kellogg Fearn, Inc. – Michigan (DORMANT)

•	Kellogg Holding, LLC – Delaware

•	Kellogg USA Inc. – Michigan

•	KFSC, Inc. – Barbados

•	K-One Inc. – Delaware (DORMANT)

•	K-Two Inc. – Delaware (DORMANT)

•	McCamly Plaza Hotel Inc. – Delaware

•	The Eggo Company – Delaware

•	Trafford Park Insurance Limited – Bermuda

•	Worthington Foods, Inc. – Ohio

Kashi Company Subsidiaries

•	Bear Naked, Inc. – Delaware

Kellogg USA Inc Subsidiaries

•	Keebler Holding Corp – Georgia

Keebler Holding Corp Subsidiaries

•	Keebler Foods Company – Delaware

Keebler Foods Company Subsidiaries

•	Austin Quality Foods, Inc. – Delaware

•	BDH, Inc. – Delaware (DORMANT)

•	Keebler Company – Delaware

•	Keebler Foreign Sales Corporation – Virgin Islands

•	Shaffer, Clarke & Co., Inc. – Delaware (DORMANT)

Austin Quality Foods, Inc. Subsidiaries:

•	AQFTM, Inc. – Delaware

•	Cary Land Corporation – North Carolina (DORMANT)

Keebler Company Subsidiaries

•	Godfrey Transport, Inc. – Delaware

•	Illinois Baking Corporation – Delaware (DORMANT)

•	Kellogg IT Services Company – Delaware

•	Kellogg North America Company – Delaware

•	Kellogg Sales Company – Delaware

Kellogg Sales Company Subsidiaries

(d/b/a Kellogg’s Snacks d/b/a Kellogg’s Food Away From Home d/b/a Austin Quality Sales Company)

•	Barbara Dee Cookie Company, L.L.C. – Delaware (DORMANT)

•	Famous Amos Chocolate Chip Cookie Company, L.L.C. – Delaware (DORMANT)

•	Gardenburger, LLC – Delaware (DORMANT)

•	Kashi Sales, L.L.C. – Delaware (DORMANT)

•	Little Brownie Bakers, L.L.C. – Delaware (DORMANT)

•	Mother’s Cookie Company, L.L.C. – Delaware (DORMANT)

•	Murray Biscuit Company, L.L.C. – Delaware (DORMANT)

•	President Baking Company, L.L.C. – Delaware (DORMANT)

•	Specialty Foods, L.L.C. – Delaware (DORMANT)

•	Stretch Island Fruit Sales L.L.C. – Delaware (DORMANT)

•	Sunshine Biscuits, L.L.C. – Delaware (DORMANT)

Worthington Foods, Inc.

•	Specialty Foods Investment Company – Delaware (DORMANT)

K-One Inc and K-Two Inc. Subsidiaries

•	SIA Kellogg Latvija – Latvia (owned 50% by K-One, 49% by K-Two and 1% by Kellogg (Deutschland) GmbH) (DORMANT)

•	Kellogg Latvia, Inc. – Delaware (owned 50% by K-One, 49% by K-Two and 1% by Kellogg (Deutschland) GmbH)

Canada Holding LLC Subsidiaries

•	Kellogg Canada Inc. – Canada (Kellogg Company-28% & Canada Holding LLC-72%)

Kellogg Canada, Inc. Subsidiaries

•	Keeb Canada, Inc. – Canada

Asia

Kellogg Company Subsidiaries

•	K (China) Limited – Delaware (DORMANT)

•	K India Limited – Delaware

•	Kellogg (Japan) K.K. – Tokyo, Japan

•	Kellogg (Thailand) Limited – Delaware

•	Kellogg (Thailand) Limited – Thailand

•	Kellogg Asia Pte Ltd. – Singapore

•	Kellogg Asia Co., Ltd – Seoul, South Korea

•	Kellogg Asia Marketing Inc. – Delaware

•	Kellogg Asia Sdn. Bhd. – Malaysia

•	Kellogg India Private Limited – India (<1%-Kellogg Asia Inc.)

•	Nhong Shim Kellogg Co. Ltd. – South Korea (90% Kellogg Company/10% Korean Partners)

Kellogg Asia Marketing Inc. Subsidiaries

•	Kellogg Foods (Shanghai) Co. Ltd – China

•	Kellogg Malaysia Manufacturing SDN BHD (DORMANT)

Kellogg Hong Kong Private Limited – Hong Kong

•	Kellogg (Shandong) Food Co., Ltd.

Kellogg (Shandong) Food Co., Ltd.

•	Kellogg (Qingdao) Food Co., Ltd.

•	Fushun Zhengying Food Co., Ltd.

Australia-New Zealand

Kellogg Canada Inc. Subsidiaries

•	Kellogg Australia Holdings Pty Ltd, Pagewood, Australia

Kellogg Australia Holdings Pty Ltd, Subsidiaries

•	Kellogg (Aust.) Pty. Ltd. – Australia

Kellogg (Aust.) Pty. Ltd. Subsidiaries

•	Day Dawn Pty Ltd. – Australia

•	Kashi Company Pty.Ltd. – Australia

•	Kellogg (N.Z.) Limited – New Zealand

•	Kellogg Superannuation Pty. Ltd. – Sydney, Australia

•	Specialty Cereals Pty Limited

•	The Healthy Snack People Pty Limited – Carmahaven, NSW, Australia

Europe

Kellogg Company Subsidiaries

•	Gollek B.V. – Netherlands (INACTIVE)

•	Kellogg (Poland) Sp. Zo.o – Poland (liquidation process) (DORMANT)

•	Kellogg International Holding Company – Delaware

•	Kellogg Netherlands Holding B.V. – Netherlands (INACTIVE)

•	Kellogg UK Minor Limited – Manchester, England

•	Kellogg Hungary – Hungary (DORMANT)

Kellogg International Holding Company Subsidiaries

•	Kellogg Holding Company Limited – Bermuda

•	Kellogg Italia S.p.A. – Delaware

Kellogg Holding Company Limited Subsidiaries

•	Kellogg Europe Company Limited – Bermuda

Kellogg Europe Company Limited Subsidiaries

•	Kellogg Hong Kong Private Limited – Hong Kong (1%-KECL, LLC)

•	Kellogg Lux I S.a.r.l. – Luxemburg

•	Kellogg Lux II S.a.r.l. – Luxemburg

•	KECL, LLC – Delaware

Kellogg Lux I S.a.r.l. Subsidiaries

•	Kellogg Europe Trading Limited – Ireland

•	Kellogg Europe Treasury Services Limited – Ireland

•	Kellogg Irish Holding Company Limited – Ireland

•	Kellogg Lux V S.a.r.l. – Luxemburg

•	Kellogg Malta Limited – Malta

•	UMA Investments s. zo.o – Poland

•	Prime Bond Limited – Cyprus

Prime Bond Limited Subsidiaries

•	Kreker OJSC – Russian Federation

•	Kellogg Europe Services Limited – Ireland

•	Kellogg Lux VI S.a.r.l. – Luxemberg

Kreker OJSC Subsidiaries

•	United Bakers CJSC – Russian Federation

•	Pischekombinat Trentr CJSC – Russian Federation

•	TC Elf LLC – Russian Federation

•	United Bakers Pskov OJSC – Russian Federation

•	Gorokhovetskiy Pischevik OJSC – Russian Federation

•	Vyazmapischevik OJSC – Russian Federation

•	Zavod Pischevykh Productov LLC – Russian Federation

United Bakers Subsidiaries

•	Sukhie Zavtraki LLC – Russian Federation

Sukhie Zavtraki LLC Subsidiaries

•	Ekstruzionniye Tekhnologii LLC – Russian Federation

Kellogg Europe Trading Limited Subsidiaries

•	Kellogg Med Gida Ticaret Limited Sirketi – Turkey (50% ownership)

Kellogg Irish Holding Company Limited Subsidiaries

•	Kellogg Lux III S.a.r.l. – Luxemburg

Kellogg Lux III S.a.r.l. Subsidiaries

•	Kellogg Group S.a.r.l. – Luxemburg (formerly known as Kellogg Lux IV S.a.r.l.)

•	Kellogg Europe Finance Ltd

Kellogg Group S.a.r.l.

•	Kellogg (Deutschland) GmbH – Germany

•	Kellogg Company of South Africa (Pty) Limited – South Africa

•	Kellogg Group Limited – England and Wales

•	Kellogg U.K. Holding Company Limited – England

•	Kellogg’s Produits Alimentaires, S.A.S. – France

•	Nordisk Kellogg’s ApS – Denmark

•	Portable Foods Manufacturing Company Limited – England

Kellogg (Deutschland) GmbH Subsidiaries

•	Kellogg (Schweiz) GmbH – Switzerland

•	Kellogg (Osterreich) GmbH – Austria

•	Kellogg Services GmbH – Germany

•	Kellogg Manufacturing GmbH & Co. KG – Germany Limited Partnership (Kellogg Services GmbH-limited partner)

•	Gebrueder Nielsen Reismuehlen und Staerke-Fabrik mit Beschraenkter Haftung – Bremen, Germany (DORMANT)

Kellogg U.K. Holding Company Limited Subsidiaries

•	Kellogg Company of Ireland, Limited – Ireland

•	Kellogg Espana, S.L. – Spain

•	Kellogg Management Services (Europe) Limited – England

•	Kellogg Manchester Limited – England

•	Kellogg Marketing and Sales Company (UK) Limited – England

•	Kellogg Supply Services (Europe) Limited – England (DORMANT)

•	Kellogg Company of Great Britain Limited – England

Kellogg Espana, S.L. Subsidiaries

•	Kellogg Manufacturing Espana, S.L. – Spain

Nordisk Kellogg’s ApS Subsidiaries

•	K/S NK Leasing – Denmark (95%) Nordisk Kellogg’s ApS & 5% Kellogg Management Services (Europe) Ltd)

Kellogg Manchester Limited Subsidiaries

•	KELF Limited – England

KELF Limited Subsidiaries

•	Kellogg Talbot LLC – Delaware

Kellogg Company of Great Britain Limited

•	Favorite Food Products Limited – Manchester, England (DORMANT)

•	Kelcone Limited – Aylesbury, England (DORMANT)

•	Kelcorn Limited – Manchester, England (DORMANT)

•	Kelmill Limited – Liverpool, England (DORMANT)

•	Kelpac Limited – Manchester, England (DORMANT)

•	Saragusa Frozen Foods Limited – Manchester, England (DORMANT)

Latin America

Kellogg Company Subsidiaries

•	Alimentos Kellogg, S.A. – Venezuela

•	Gollek Inc. – Delaware

•	Kelarg, Inc. – Delaware (DORMANT)

•	Kellogg Brasil, Inc. – Delaware

•	Kellogg Caribbean Inc. – Delaware

•	Kellogg Caribbean Services Company, Inc. – Puerto Rico

•	Kellogg Chile Inc. – Delaware

•	Kellogg Chile Limited – Chile (Kellogg Company-99.02% & .08%-Kellogg Chile, Inc.)

•	Kellogg Company Mexico, S. de R.L. de C.V. – Mexico (82.2%-Kellogg Company & 17.8%-Kellogg Latin America Services LLC)

•	Kellogg Costa Rica S. de R.L. – Costa Rica

•	Kellogg de Centro America, S.A. – Guatemala

•	Kellogg de Colombia, S.A. – Colombia (95%-Kellogg Company & 5%-Kellogg Brasil, Inc.)

•	Kellogg de Peru, S.A.C. – Peru (99%-Kellogg Company & 1%-Gollek Inc.)

•	Kellogg Ecuador. C. LTDA – Ecuador

•	Kellogg Latin America Services, LLC – Delaware (Kellogg Company-99% & 1%-Kellogg Holding LLC)

Alimentos Kellogg, S.A. Subsidiaries

•	Gollek, S.A. – Venezuela (DORMANT)

Kelarg, Inc. Subsidiaries

•	Kellogg Argentina S.A. – Argentina (95%-Kelarg, Inc. & 5%-Kellogg Company)

Kellogg Company Mexico, S. de R.L. de C.V. Subsidiaries

•	Gollek Interamericas, S. de R.L., de C.V. – Mexico

•	Gollek Services, S.A. a/k/a Gollek Servicios, S.C. – Mexico (98.75%-Kellogg Company Mexico, S. de R.L. de C.V.; 1.25%- Gollek Interamericas, S. de R.L., de C.V.)

•	Kellman, S. de R.L. de C.V. – Mexico (96.67%-Kellogg Company Mexico, S. de R.L. de C.V.; 3.33%- Gollek Interamericas, S. de R.L., de C.V.)

•	Kellogg de Mexico, S. de R.L. de C.V. – Mexico (formerly Kellogg de Mexico, S.A. de C.V.)

•	Kellogg Servicios, S.C. – Mexico (98%-Kellogg Company Mexico, S. de R.L. de C.V.; 2%- Gollek Interamericas, S. de R.L., de C.V.)

•	Pronumex, S. de R.L. de C.V. – Mexico (96.67%-Kellogg Company Mexico, S. de R.L. de C.V.; 3.33%- Gollek Interamericas, S. de R.L., de C.V.)

•	Instituto de Nutricion y Salud Kellogg, A.C. – Mexico

Kellogg de Mexico, S. de R.L. de C.V. Subsidiaries

•	Servicios Argkel, S.C. – Mexico (98%-Kellogg de Mexico, S. de R.L. de C.V.; 2%- Gollek Interamericas, S. de R.L., de C.V.)

Gollek, Inc. Subsidiaries

•	Kellogg Brasil & CIA – Brasil (50%-Gollek, Inc.; 50%-Kellogg Brasil, Inc.)

•	Kellogg El Salvador S. de R.L. de C.V. – El Salvador (99%-Gollek Inc & 1%-Kellogg de Centro America, S.A.)